Supplement dated March 4, 2002 to Prospectus dated October 29, 2001

                         U.S. Global Leaders Growth Fund

     The Board of Trustees of Professionally Managed Portfolios (the "Trust") has approved the reorganization of U.S. Global Leaders Growth Fund (the "Fund"), a series of the Trust, into John Hancock U.S. Global Leaders Growth Fund (the "John Hancock Fund"), a newly organized fund within the John Hancock Capital Series. Pursuant to the reorganization, the Fund would transfer all of its assets to the John Hancock Fund in exchange for Class A shares of the John Hancock Fund and the assumption by the John Hancock Fund certain liabilities. The John Hancock Fund will not commence investment operations until the closing of the reorganization. As of the close of the reorganization, it is expected that shareholders of the Fund will hold the same number of shares of the John Hancock Fund as they held in the Fund immediately before the reorganization and that the aggregate net asset value of such shares as of the reorganization date will not be effected by the reorganization. Shareholders will not be subject to any sales charges as a result of the reorganization and should not experience any adverse tax consequences.

     Yeager, Wood & Marshall, Inc., the investment adviser to the Fund, will be the sub-adviser to the John Hancock Fund and be responsible for day to day management of the John Hancock Fund's assets. John Hancock Advisers, LLC will be the John Hancock Fund's investment adviser and has agreed to limit the John Hancock Fund's total operating expenses for the Class A shares for at least the next two years to 1.37 % of average daily net assets. So, the total operating expenses of the John Hancock Fund's Class A shares will not be higher than, and may be lower than, your fund's historical operating expenses. The Fund and the John Hancock Fund have the same investment objectives and policies.

     Completion of the reorganization is subject to a number of conditions, including the approval by the Fund's shareholders. The Trustees have established March 20, 2002 as the record date for the shareholders meeting to consider the reorganization. Shareholders of record on that date will receive a proxy statement/prospectus that will contain more information regarding the reorganization. Shareholders should read the proxy statement/prospectus carefully before determining whether to approve the reorganization.

     The reorganization is expected to close in May 2002.